UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

January 15, 2010

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES

GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Registration Statements on Form S-3 previously filed by The PNC Financial Services Group, Inc. (the “Corporation”) expired on January 11, 2010. The Corporation is filing new Registration Statements on Form S-3 on the date hereof to replace the expired Registration Statements. As required by rules of the Securities and Exchange Commission (“SEC”) in connection with the new Registration Statements, the Corporation is filing this Current Report on Form 8-K (“Report”) to update its historical audited consolidated financial statements and other unaudited disclosures included in its Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”) for the following:

(1) The Corporation’s 2009 business segments,

(2) The Corporation’s retroactive adoption of SFAS 160, Accounting and Reporting of Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (FASB ASC 810-10, Consolidation), and FSP EITF 03-06-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (FASB ASC 260-10, Earnings Per Share), and

(3) Revisions to Note 22, Summarized Financial Information of BlackRock, included in the Corporation’s historical audited consolidated financial statements for the impact of the retroactive adoption by BlackRock, Inc. of SFAS 160, FSP EITF 03-06-1 and FSP APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (FASB ASC 470-20).

In the first quarter of 2009, the Corporation made changes to its business organization structure and management reporting in conjunction with the Corporation’s acquisition of National City Corporation (“National City”). As a result, we now have seven reportable business segments, which include:

•	Retail Banking

•	Corporate & Institutional Banking

•	Asset Management Group

•	Residential Mortgage Banking

•	BlackRock

•	Global Investment Servicing

•	Distressed Assets Portfolio

Asset Management Group, Residential Mortgage Banking and Distressed Assets Portfolio are new business segments for the Corporation beginning in 2009. The Asset Management Group business segment includes the wealth management business acquired with National City and the legacy wealth management business previously included in the Retail Banking business segment.

The significant majority of the business activities in the Residential Mortgage Banking and Distressed Assets Portfolio businesses were acquired with National City. Accordingly, the updated historical audited consolidated financial statements and other unaudited disclosures included in this Report do not reflect any financial information for these segments for the years presented.

The Corporation’s business segment financial reporting for BlackRock and Global Investment Servicing was not impacted by these changes.

The updated historical audited consolidated financial statements included in Exhibit 99.1 to this Report shall serve as the historical audited consolidated financial statements of PNC for existing and future filings made pursuant to the Securities Act of 1933, as amended, until PNC files its Annual Report on Form 10-K for the year ended December 31, 2009.

Other than the revisions described above, this Form 8-K does not update any disclosures to reflect developments since the date of the filing of the Corporation’s 2008 Form 10-K.

Item 2.02	Results of Operations and Financial Condition.

The information described in Item 8.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, the Corporation’s Independent Registered Public Accounting Firm.

23.2	Consent of Deloitte & Touche LLP, the Corporation’s former Independent Registered Public Accounting Firm.

23.3	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of BlackRock, Inc.

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements from the Corporation’s 2008 Annual Report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: January 15, 2010	By:	/S/ SAMUEL R. PATTERSON
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

23.1	Consent of PricewaterhouseCoopers LLP, the Corporation’s Independent Registered Public Accounting Firm.	Filed herewith

23.2	Consent of Deloitte & Touche LLP, the Corporation’s former Independent Registered Public Accounting Firm.	Filed herewith

23.3	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of BlackRock, Inc.	Filed herewith

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements from the Corporation’s 2008 Annual Report on Form 10-K.	Filed herewith